Exhibit 10.5
FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“First Amendment”) is made as of the 15th day of July, 2021, by and among ROSEBURG RESOURCES CO., an Oregon corporation (hereinafter referred to as “Purchaser”), TIMBERLANDS II, LLC, a Delaware limited liability company (hereinafter referred to as “Seller”), FIDELITY NATIONAL TITLE GROUP (hereinafter referred to as “Fidelity”), and FIRST AMERICAN TITLE INSURANCE COMPANY (hereinafter referred to as “First American”).

WITNESSETH:

WHEREAS, Purchaser, Seller, and Fidelity previously have entered into that certain Purchase and Sale Agreement dated as of June 21, 2021 (the “Agreement”);

WHEREAS, Purchaser has requested to replace Fidelity with First American to act as the Title Company and the Escrow Agent in connection with the transaction contemplated in the Agreement; and

WHEREAS, Purchaser, Seller, Fidelity, and First American now desire to modify the terms of the Agreement in certain respects.

NOW THEREFORE, for and in consideration of the premises, the mutual agreements contained herein, and for other good and valuable considerations, the parties hereto do hereby covenant and agree that the Agreement is hereby amended as follows:

1.Title Company. The parties acknowledge and agree that First American shall replace Fidelity as Title Company and Escrow Agent under the Agreement.

2.Earnest Money. Purchaser and Seller hereby authorize and direct Fidelity to transfer the Earnest Money to First American pursuant to the escrow instructions attached hereto as Exhibit A on or before three (3) business days after the date hereof.

3.Objection Period. Purchaser acknowledges that Seller has caused Fidelity to issue the Title Report to Purchaser as provided in Section 5(b) of the Agreement, that said Title Report is in a form acceptable to Purchaser, and that the Objection Period shall end on August 5, 2021 at 5:00 p.m. Eastern Time. Any Title Report issued by First American shall be delivered by Purchaser to Seller as soon as received by Seller but in no event later than July 30, 2021.

4.Title Company Costs. Purchaser shall be responsible for all costs and expenses of First American relating to the Agreement and related to obtaining the Title Policy. Purchaser shall also, within three (3) business days of its receipt of an invoice from Fidelity, reimburse Fidelity for search and exam fees and all other costs related to the Title Report issued by Fidelity in the amount of $2,500.00.

5.Property Data. Purchaser acknowledges the timely receipt from Seller of all Property Data set forth on Exhibit J to the Agreement required to be delivered by Seller.

6.Effective Date. The parties acknowledge and agree that the Effective Date of the Agreement is June 21, 2021.
7.Capitalized Terms. All capitalized terms herein shall have the meaning ascribed to such terms in the Agreement.
8.Reaffirmation of the Agreement. This First Amendment shall be deemed a part of the Agreement for all purposes, and the Agreement remains in full force and effect in accordance with its terms and as modified herein.

Exhibit 10.5
9.Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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Exhibit 10.5

IN WITNESS WHEREOF, this First Amendment to Real Estate Purchase Contract has been duly executed, sealed and delivered by the parties hereto as of the day and year first above written.

SELLER:

TIMBERLANDS II, LLC, a
Delaware limited liability company, by its manager

By: CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership, by its general partner

By: CatchMark Timber Trust, Inc., a Maryland corporation

By: /s/ Don Warden
Name: Don Warden
Title: Vice President Real Estate & Alternative
Income

(SEAL)

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Exhibit 10.5

PURCHASER:

ROSEBURG RESOURCES CO., an
Oregon corporation

By: _/s/ Stuart W. Gray________________ (SEAL)
Name: Stuart W. G
Title: SVP, General Counsel and Secretary

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Exhibit 10.5

FIDELITY NATIONAL TITLE GROUP

By: /s/ Leslie Flowers
Name: Leslie Flowers
Title: Sr. Transaction Specialist/VP

(SEAL)

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Exhibit 10.5

FIRST AMERICAN TITLE INSURANCE COMPANY

By: _/s/ Jennifer Shinholster
Name: Jennifer Shinholster
    Title: Senior Title Officer

     (SEAL)

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Exhibit 10.5

EXHIBIT A

Escrow Instructions